[EXECUTION]

                          STRATEGIC ALLIANCE AGREEMENT


     THIS STRATEGIC ALLIANCE AGREEMENT ("Agreement") dated August 23, 1999 is by and between Bank of America, N.A., a national banking association, with its principal place of business in Charlotte, North Carolina ("Bank"), Banc of America Auto Finance Corp., a Delaware corporation, a wholly-owned subsidiary of the Bank, with its principal place of business in Las Vegas, Nevada ("Bank Subsidiary"), Electronic Vehicle Remarketing, Inc., a Delaware corporation, with its principal place of business at Melville, New York ("EVRI") and E-Loan, Inc., a Delaware corporation, with its principal place of business at Dublin, California ("Buyer").

     A. Buyer is a financial services institution that, pursuant to a certain Stock Purchase Agreement between Servicer and Buyer, purchased all of the outstanding common stock of EVRI.

     B. It is a condition of the Agreement and Plan of Reorganization that Bank Subsidiary, Bank, EVRI and Buyer enter into this Agreement pursuant to which EVRI will for a fee provide to Bank the names of applicants for auto loans that meet Bank's underwriting criteria and perform a range of other services in connection with the origination of such auto loans, all as more particularly set forth below.

     C. This Agreement shall, on the Closing Date, supersede and replace in its entirety the Origination Agreement between Bank and EVRI dated June 30, 1999.

     NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   EVRI DUTIES

     SECTION 1.01. Program. EVRI and Bank shall establish a referral program (the "Program") pursuant to which EVRI shall refer to Bank customers who visit the EVRI Site and complete an application for a Bank Loan.

     SECTION 1.02. Posting. EVRI shall transmit to Bank on a timely basis a file containing the name of each consumer described in Section 1.01 above. Each such consumer shall be referred to herein as an "Applicant." The file shall initially be in substantially the same medium and format as used prior to the date hereof and Bank may change such format and medium on reasonable advance notice to EVRI.

     SECTION 1.03. Maintenance. EVRI shall maintain the EVRI Site, CARFINANCE.COM, in a manner that will enable consumers to complete an online application in a form acceptable to and approved by Bank for a loan for the purchase of a Vehicle or the refinance of a Vehicle Loan, Insurance Product, or such other related products as EVRI may make available on behalf of the Bank on the EVRI Site (referred to as the "Loan Products"). Bank acknowledges that the application form currently in use is acceptable and Bank shall provide EVRI timely notice of any changes to such form.

     SECTION 1.04. New Car Finance Products.

     (a) EVRI shall work with the Bank to support new Bank car finance products and, in addition, will allow Bank the opportunity to participate in new products and new programs that EVRI may develop and make available to third parties. Such participation shall be on at least as favorable terms as EVRI makes available to such third parties.

     (b) EVRI, E-Loan, Inc. and the Bank will each designate a product representative (the "Product Representative") for purposes of communicating and developing new auto loan products to be offered by E-Loan, EVRI or the Bank, as the case may be, through the EVRI Site, or offering auto loan products to be offered by E-Loan, EVRI or the Bank at such other consumer finance sites that the parties may mutually consider establishing and making subject to the terms of this Agreement. The Product Representatives or their designees shall meet at least quarterly to discuss possible joint product development and other matters of mutual concern related to the successful implementation of the Program contemplated by this Agreement. The Product Representatives will, at their initial meeting, discuss the development of a process that will enable Bank loan applicants to view information regarding their Bank auto loans by visiting a secure portion of the EVRI Site. Such process shall be developed consistent with the security and privacy standards of all parties.

     (c) The parties agree that, with respect to the origination of auto loans, and related car finance products, the terms and conditions, including pricing and web site presentation features, shall be on a basis which represents the most favorable terms available from EVRI, E-Loan or the Bank for such similar direct auto loan products made available by the Bank. If a party shall enter into an agreement with a third party regarding such products on terms which are more favorable than those available to the parties hereto, the parties shall amend the agreement or related agreement to provide such party hereto the benefit of the more favorable provisions.

     SECTION 1.05. Loan Approval.

     (a) EVRI shall pass all applications for Bank Loans through the Bank's proprietary scorecard and shall underwrite applications in accordance with the Bank loan standards, as initially set forth on Exhibit A (the "Loan Standards"). Bank may change the Loan Standards on thirty (30) days written notice, and, to the extent an application and Loan Application Package is received following the effective date of the change, it shall be subject to the new Loan Standards. EVRI shall perform requisite credit analysis and underwriting services on behalf of the Bank in connection with each application in accordance with the existing operation procedures and underwriting procedures in place at EVRI prior to EVRI's purchase by Buyer, as more particularly set forth on Exhibit B (the "Operations Procedures"). Bank may change the Operations Procedures at any time on thirty (30) days prior written notice to EVRI. EVRI's obligation to perform the Services may be performed by any employee, representative or agent of EVRI, as EVRI shall designate; provided, that the selection of any subcontractor is subject to the prior written consent of Bank.

     (b) Bank represents that the Loan Standards in place from time to time during the Term are not more restrictive than the standards applicable to auto loans originated through the Bank's auto dealer or correspondent lending channel.

     (c) EVRI shall prepare a Loan Application Package and cause it to be reviewed by EVRI's loan underwriting team on behalf of Bank. The Loan Application Package shall be in such form as Bank shall prescribe from time to time. EVRI shall retain records according to its standard records management schedule and in accordance with regulatory guidelines.

     (d) EVRI shall also be responsible for fraud detection as required by Bank and, in that regard, shall follow the procedures set forth on Exhibit B. EVRI shall consider taking reasonable steps to research additional fraud detection measures and will work with Bank to implement improvements to the fraud detection process.

     SECTION 1.06. Denial of Loan. If an application for a Loan is denied, EVRI will advise Bank and Bank shall send an adverse action letter to the rejected applicant in accordance with applicable law. EVRI acknowledges and agrees that Bank may use its automated letter writing system to send such adverse action letters and EVRI agrees to cooperate in the manner in which it submits such denials to enable use of such automated system.

     SECTION 1.07. Documenting Loans. EVRI shall cause all Loans to be written on such forms and documents as are approved in writing by Bank from time to time. Bank specifically acknowledges and agrees that the forms identified on Exhibit C to this Agreement are acceptable until such time as Bank notifies EVRI in writing at least thirty (30) days in advance that a form or document is no longer acceptable (the "Approved Forms"). EVRI shall complete the Approved Forms properly and accurately and in accordance with applicable law and Bank's Operations Procedures. Bank shall be solely responsible for the servicing, administration, and collection for all such Loans.

     EVRI shall cause Bank's security interest in the Vehicle to be perfected as a first lien and, where required by law, to be notated on the certificate of title related to the financed Vehicle. EVRI shall advise Applicants that they are required to bring proof of insurance on the Vehicle at closing in amounts and coverage as required in the Loan Standards, naming Bank as loss payee or additional insured. EVRI shall present Bank with evidence (in the form of an insurance card, binder or a fax from the insurance company) that the Applicant has insurance coverage as a condition of booking a Loan. Bank shall track title and insurance. If a certificate of title showing Bank as the secured party or required insurance showing Bank as loss payee or additional insured is not received within one hundred twenty (120) days following the closing of the Loan, Bank will notify EVRI in writing of such situation and EVRI shall promptly take all steps necessary and as appropriate to obtain an insurance policy showing Bank as loss payee or certificate of title bearing Bank's name as the secured party, in no event later than ninety (90) days following receipt of Bank's written request.

     In performing Services under this Section 1.07, EVRI shall follow the Bank's Operations Procedures set forth in the Approval Package Preparation and Shipping section more particularly set forth on Exhibit B hereto.

     SECTION 1.08. Funding of Loans. EVRI shall, to the extent it requires item processing, ACH, wire and other deposit related services for Bank loans, enter into an arrangement with Bank's Cash Management area and pay for any customary costs thereof. EVRI shall prepare on Bank's behalf certain documentary drafts and checks that will be sent to approved Applicants, together with the Loan Approval Package. In preparing such package, including the draft, EVRI shall follow the Bank's Operations Procedures more particularly set forth on Exhibit
B. To the extent EVRI processes drafts or makes disbursements in a manner that is either negligent or not consistent with the procedures set forth on Exhibit B, it shall be responsible to reimburse the Bank for any damages it incurs as a result of such error. Bank shall notify EVRI of any funding discrepancies within a reasonable time following discovery by Bank. Such notice or lack thereof shall not be deemed to waive any of EVRI's obligations under this Section 1.08.

     SECTION 1.09. Document Tracking. EVRI shall be responsible for reviewing all Loan Documents, as more particularly set forth on Exhibit B. To accomplish this, EVRI shall provide sufficient instructions to customers so that the Loan Documents will be sent to EVRI on a timely basis. EVRI shall review the Loan Documents to ensure they have all been received and properly completed with all required information and satisfy all of Bank's Loan Standards and Operations Procedures, as well as the provisions of this Agreement. If any Loan Documents are missing or are not in proper form, EVRI shall contact the customer to remedy the discrepancy and obtain conforming Loan Documents. EVRI shall prepare and maintain the document file in accordance with Bank's Operations Procedures and documentation standards.

     SECTION 1.10. Pre-booking Procedure. EVRI understands that it will only initiate disbursement of funds or approve drafts on Bank's behalf after EVRI has obtained all necessary documents set forth above and assure that the Loan is in full compliance with Bank Loan Standards and Operations Procedures. Bank shall notify EVRI of any funding discrepancies within a reasonable time following discovery by Bank. Such notice or lack thereof shall not be deemed to waive any of EVRI's obligations under this Section 1.10.

     SECTION 1.11. Booking of Loans. Bank will be responsible for booking Loans to its servicing system. EVRI shall, however, in connection with booking, perform all of the functions set forth in Sections 1.08, 1.09 and 1.10 above and, in addition, shall submit on a daily basis completed Loan Document Packages to the Bank. EVRI will send such documents to the Bank, along with a transmittal form (in Bank's standard format) listing all Loans and including all account detail corresponding to such Loan Documents. Loan Documents will be sent to the Bank within ten (10) days of the effective date of the Loan so that Bank may book the Loan in time for the customer to be billed for his first payment.

     SECTION 1.12. Draft Processing. EVRI shall process the drafts presented from each Dealer through the Bank's Item Processing Department. Prior to funding, EVRI shall review a Presentment Detail Report, which shows all the Dealer drafts presented to the Bank for payment on any given day. This report is compared with the Dealer Documents actually received by EVRI and EVRI shall use the report to verify customer draft and vehicle information. If these are all acceptable and reconciled, EVRI shall, after it verifies draft information, vehicle information, Loan contract information, together with any Insurance Products, notify Bank's Cash Management area that the draft may be honored. If EVRI cannot verify the draft and required Dealer Documents, it will follow the return draft procedures set forth in Section 1.13 below. If the draft is approved, EVRI will start the discounting process and send information to the Bank's Cash Management area sufficient to generate a wire transfer in an amount that will cover the amount of drafts presented that day.

     SECTION 1.13. Draft Return. If EVRI cannot process a draft presented through the Bank's Item Processing Department, it shall follow the return procedures set forth on Exhibit B and attempt to remedy the discrepancy so that the transaction may be funded. EVRI will be responsible for processing all draft returns on a timely basis. EVRI shall have no liability to Bank for draft processing losses, to the extent such loss was caused by the Bank's failure to follow and apply its normal draft honoring routines.

     SECTION 1.14. Accounting. EVRI shall keep detailed records of all drafts and checks issued and outstanding and provide the Bank with a daily record regarding funds disbursed and checks issued. EVRI shall reconcile its ledger to the disbursement account records each day no later than 2:00 p.m. Eastern Time. In preparing such records, EVRI shall, to the extent practicable, follow the Bank's accounting procedures for keeping disbursement account records and accounting for those funds. Standard accounting formats are set forth as Exhibit D.

     SECTION 1.15. Check Processing. For certain loan programs, EVRI will be required by Bank Operation Procedures and Loan Standards to fund loans through the use of a check rather than a documentary draft. In those cases, EVRI will obtain all necessary information and Loan Documents in order to properly evidence the customer's loan obligation and the Bank's security interest in the vehicle (as set forth in the Operations Procedures and Loan Standards). Once all necessary documents and information are obtained, EVRI shall properly distribute all loan funds to customers, pay off other lenders, pay taxes or other titling fees, as required by and in conformance with the Operating Procedures.

     SECTION 1.16. Limited Obligations of EVRI. EVRI shall have no obligation to service or otherwise act in any manner with respect to any Loan after such Loan has been booked to Bank's billing and accounting system. In the event of nonpayment by the obligor under a Loan, EVRI shall have no liability for the payment thereof, but shall retain liability to Lender for breach of warranty as set forth in this Agreement.

     SECTION 1.17. Expenses. Except as otherwise provided in this Agreement, EVRI shall be liable for any and all expenses incurred by it in connection with the performance of the Services hereunder. Such expenses shall include, without limitation, document preparation and completion, Internet services and customer service and communications, marketing, underwriting, data entry, accounting and similar expenses, and any EVRI Reserve or rate participation paid to any other party in connection with the origination of any Loan.

     SECTION 1.18. EVRI Compensation.

     (a) As compensation for its performance of the Services on behalf of Bank, EVRI will receive a fee ("Origination Fee") for each Loan booked by Bank as a result of EVRI's Services hereunder. Said Origination Fee shall be an amount equal to the excess of the Loan Rate over the Buy Rate and shall be calculated as shown on Exhibit E and shall be divided into a portion for the account of EVRI, subject to the Bank's right of offset set forth on Exhibit E and a portion for the Bank, which Bank may use as it deems fit in its sole discretion. For the purposes of this Section, the "Buy Rate" for any Loan shall be fixed for the life of the Loan [*], as determined from time to time in accordance with Section 1.19, and in effect at the time the Loan is booked less the Applicable Subsidy, as adjusted, if necessary, for EVRI's failure (i) to obtain lending licenses where required, or (ii) to meet the Multi-Lender Requirement as shown on Exhibit
E. EVRI's portion of the Origination Fee for any Loan will be calculated and paid to EVRI by Bank by the fifteenth (15th) day of the month following the month in which such Loan is booked; subject, however, to Bank's right to net out chargebacks which have not been cured, as set forth in Section 1.18(d) below. EVRI shall be required to reimburse Bank for EVRI's portion of any Origination Fee in the event that the Loan either prepays or is in default during the first three (3) months following the closing of the Loan.

     (b) The Origination Fee shall be shared between the Bank and EVRI as shown on Exhibit E.

     (c) The Applicable Subsidy shall be shown on Exhibit E and shall be adjusted, if necessary, in the event EVRI fails to obtain necessary state lending licenses or fails to meet the Multi-Lender Agreement, all as more particularly set forth on Exhibit E.

     (d) EVRI acknowledges and agrees that Bank may, at its option, net out the amount of any Loss, as defined in Article VIII, from any Origination Fee that Bank may owe to EVRI.

     SECTION 1.19. Auto Loan Pricing. The Buy Rates transmitted to EVRI by Bank from time to time shall be [*]. Such Buy Rates will be determined based on the following factors:

     (a) Criteria [*] will be based on characteristics of the Bank's overall banking relationships with the dealer, and will be exclusive of pricing characteristics described in item (c) below.

     (b) Bank will make available at the time of each announced pricing change by Bank and EVRI may elect to use [*] for one of the following options: [*].

     If the State Buy Rate is selected, EVRI will use applicable State Buy Rates as determined by the address of the borrower. If the National Buy Rate or Weighted Average State Buy Rate is used, there will be one rate in effect for the entire country. EVRI shall make its election promptly after the rate change announcement by notifying Bank, in writing, which options it has selected.

     (c) The structure of the Buy Rate Pricing Sheet will be in substantially the form of Exhibit E and will be based on the Bank's current pricing practices and may utilize credit, loan loss, long-term prepayment characteristics and such other characteristics as the Bank, in its reasonable discretion, determines to be relevant. Bank may change these characteristics in its sole discretion from time to time. Bank and EVRI agree to adapt the structure of EVRI's Buy Rate Pricing Sheet to the business practices and business mix of EVRI so long as the distribution of EVRI's loan volume maintains the integrity of the Bank's current pricing practices. EVRI understands that the Dealer pricing constitutes confidential information and the names of the Dealer or proprietary pricing algorithms will not be released to EVRI and constitute Bank's proprietary information.

     SECTION 1.20. Transition from Origination Agreement. This Agreement shall take effect on the Closing Date and the terms and provisions hereof shall apply to Loans that are booked and funded by the Bank on and after the Closing Date. Such provisions shall include the Pricing Schedule set forth on Exhibit E hereto.

     Loans that are booked and funded by the Bank prior to the Closing Date, shall be subject to the terms of the Origination Agreement.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF EVRI

     SECTION 2.01. Existence. EVRI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has all requisite corporate power to own its assets and carry on its business and is duly qualified, licensed and in good standing as a foreign corporation to do business in all jurisdictions wherein its ownership of property, the nature of its business and the performance of this Agreement require such qualification or licensing.

     SECTION 2.02. Authority. EVRI has the legal power, is duly authorized and has the right to execute, deliver and perform this Agreement and all of its obligations hereunder.

     SECTION 2.03. Enforceable Obligation. This Agreement has been duly and validly executed and delivered by EVRI and constitutes a valid and legally binding agreement of EVRI enforceable in accordance with its terms.

     SECTION 2.04. Compliance with Laws. EVRI shall perform the Services hereunder in a manner consistent with good business practices and in conformity with all applicable federal and state laws, rules and regulations, including, but not limited to, the Truth in Lending Act, the Fair Credit Reporting Act and the Equal Credit Opportunity Act.

     SECTION 2.05. Licensing. EVRI represents and warrants it has, or is exempt from, any licensing requirements necessary to perform its functions set forth in this Agreement.

     SECTION 2.06. Warranties Relating to the Loans. EVRI warrants and represents to Bank with respect to each Loan that, except as otherwise provided herein:

     (a) EVRI has performed all Document Preparation Services and closing and funding services in accordance with the Loan Standards and Operations Procedures and with applicable law;

     (b) each Loan meets Bank's criteria set forth in the Loan Standards and any additional terms and conditions specified by Bank for that particular Loan;

     (c) the Loan documents evidencing the Loan are accurate, truthful, valid, genuine and binding and are enforceable in accordance with its terms. The obligor on the Loan has legal capacity to contract for the purchase of the Vehicle that will serve as collateral for the Loan; it is acknowledged, however, that EVRI shall be deemed in compliance with this Section 2.05(c) warranty to the extent it has complied with fraud detection processing procedures specified in Exhibits A and B as may be modified from time to time.

     (d) to the best of EVRI's knowledge, all signatures on all documents are genuine. EVRI shall be deemed to have exercised due care and compliance with this subsection 2.05(d) if it uses fraud detection and prevention procedures that are at least as stringent as those set forth on Exhibit B;

     (e) all amounts stated in the Loan and related documents are true and correct and the description of the Vehicle will be true and correct, to the best of EVRI's knowledge;

     (f) EVRI has obtained from the obligor on the Loan the grant of a security interest in the Vehicle purchased with the proceeds of the Loan. EVRI has obtained or will have caused an application for title and registration of the Vehicle to be submitted to the appropriate government agency no later than ten
(10) days after the closing of the Loan and has taken all necessary steps to ensure that the Bank will have a security interest in the Vehicle prior to all other security interests, liens or encumbrances;

     (g) EVRI does not know or have any reason to know of any claims, setoffs or defenses which can be or are being asserted against Bank, the dealer who sold the Vehicle or EVRI which would render the Loan unenforceable in whole or in part;

     (h) EVRI does not know or have any reason to know that any portion of the purchase price was rebated to the obligor;

     (i) if there has been a trade-in, to the best of EVRI's knowledge and belief, after making reasonable inquiry, any and all loans and outstanding liens on the trade-in have been satisfied in full prior to or simultaneous with the closing; and

     (j) all required insurance on the Vehicle being purchased with the proceeds of the Loan has been obtained for the benefit of Bank or its assigns as loss payee or additional insured and EVRI has received evidence that such insurance is in effect.

                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BANK

     SECTION 3.01. Existence. Bank is a national banking association duly organized, validly existing and in good standing, under the laws of the United States of America, has all requisite corporate power to own its assets and carry on its business and is duly qualified, licensed, or is exempt from licensing requirements, and in good standing as a foreign corporation to do business.

     SECTION 3.02. Authority. Bank has the legal power, is duly authorized and has the right to execute, deliver and perform this Agreement and all of its obligations hereunder.

     SECTION 3.03. Enforceable Obligation. This Agreement has been duly and validly executed and delivered by Bank and constitutes a valid and legally binding agreement of Bank enforceable in accordance with its terms.

     SECTION 3.04. Compliance with Laws. Bank shall perform the functions it is required to perform hereunder in compliance with all applicable laws and regulations.

     SECTION 3.05. Licenses. Bank represents and warrants it has, or is exempt from, any licensing requirements necessary to perform the functions set forth in this Agreement.

                                   ARTICLE IV
                                EVRI'S AUTHORITY

     In the performance of its duties hereunder, EVRI shall be an independent contractor and shall have no authority, express or implied, to act in any manner or by any means for or on behalf of Bank in any capacity other than that of an independent contractor as herein expressly authorized or set forth. EVRI shall designate certain representatives who will be appointed as employees and officers of Bank for the sole purpose of performing certain specified activities hereunder that may only be undertaken by Bank officers. EVRI understands and acknowledges that this appointment notwithstanding such designated representatives shall, for all compensation, employment and benefit purposes, be deemed employees of EVRI and shall be entitled to no compensation or other benefits whatsoever from the Bank.

                                    ARTICLE V
                                     RECORDS

     SECTION 5.01. Bank's Right to Inspect. EVRI shall maintain accurate books and records with respect to each Loan originated by Bank as a result of EVRI's Services hereunder. EVRI shall permit the examination by Bank, including, but not limited to, Bank's internal auditors and any governmental agencies having jurisdiction over Bank, during normal business hours and upon at least seventy-two (72) hours prior written notice, of all books, accounts, correspondence and records of EVRI relating to any Loan or the related Vehicle. Bank shall be permitted at its own expense to make photostatic or other copies of such of these records as it may desire.

     All records maintained by EVRI relating to any Bank Application and Loans shall be and remain at all times the property of Bank and EVRI shall not acquire any vested or property rights with respect to the Loan Records.

     SECTION 5.02. EVRI's Right to Inspect. Bank shall permit the examination by EVRI, including, but not limited to, EVRI's internal auditors and any governmental agencies having jurisdiction over EVRI, during normal business hours and upon at least seventy-two (72) hours prior written notice, of all books, account, correspondence and records of Bank relating to Origination Fees paid or payable to EVRI hereunder.

     SECTION 5.03. Audit; Arbitration of Invoice Disputes. Each party may schedule an audit or review with the other party for purposes of holding such party accountable with respect to compliance under this Agreement, including whether the invoices as presented and the charges paid are accurate, correct and valid and are in accordance with the provisions of this Agreement. If Bank has a question regarding an invoice, which cannot be resolved to its reasonable satisfaction, Bank shall notify EVRI of its dispute. To the extent the parties are unable to resolve a dispute, despite good faith face-to-face negotiations by persons with decision making responsibility, Bank and EVRI shall submit the dispute to arbitration in accordance with Article X.

                                   ARTICLE VI
                          JOINT BUSINESS OPPORTUNITIES

     SECTION 6.01. Joint Business Opportunities.

     (a) Mortgage Lending Alliance. For a period of eighteen months from the Closing Date (as defined in the Agreement and Plan of Reorganization between E-Loan, Bank of America Auto Finance Corp. and the other parties signatory thereto), Bank of America Mortgage shall provide E-Loan on a correspondent loan-by-loan basis with mortgage lending programs, underwriting guidelines and pricing terms [*] recognizing E-Loan's financial situation as an e-commerce company. Subject to the other terms of this Section 6.01, the Parties agree to continue to review the relationship between E-Loan and Bank of America Mortgage to determine mutually advantageous adjustments to such mortgage lending alliance.

     Following the last day of such eighteen month period, such programs and pricing terms discussed above shall remain in place as long as (i) E-Loan maintains a positive performance trend satisfactory to Bank of America Mortgage with regard to the quality, volume and financial condition, and (ii) the Bank and/or its Affiliates retain an equity ownership stake in E-Loan, Inc.

     (b) Additional Alliance Opportunities. The Parties agree to develop an offering of appropriate parts of Bank of America's Affordable Mortgage program through E-Loan and to use best efforts to effectuate these initiatives in the six months following the Closing Date.

     With regard to auto and mortgage loan products distributed only to the Bank's internal retail network, the parties agree that, with the exception of those products created with the intent to require substantial customer consultation, the Parties will work together to develop a program whereby products that can be reasonably offered to E-Loan for distribution on a private label basis on terms and conditions that are reasonable and economically satisfactory to both parties will be so offered. E-Loan will actively work with the individuals identified by the task force created pursuant to Section 6.01(c) below to identify these products and a plan of action.

     The Parties agree to use best efforts to jointly develop electronic offerings through E-Loan with real-time approval for other Bank of America loan products beyond auto and mortgage loans (e.g., small business loans, home equity loans, unsecured credit). The parties agree to use their best efforts to implement these offerings as soon as practicable for both Parties.

     (c) Task Force. The Parties agree to create a task force to meet on a quarterly basis to discuss the strategic alliance and seek for ways to expand the alliance in a mutually beneficial way. The initial members from Bank of America are to include:

          (i) Frank Gentry, Executive Vice President, Corporate Strategy;

          (ii) Doug Freeman, President, Consumer Finance Group;

          (iii) Andrew Woodward Jr., President, Mortgage; and

          (iv) James Jones, Group Executive Vice President, Direct Banking
                                      -- or --
               Christopher Callero
               Group Executive Vice President, Integrated E-Commerce

          The initial task force members from E-Loan are to include:

          (i) Chris Larsen, Chief Executive Officer

          (ii) Janina Pawlowski, President

          (iii) Doug Galen, Vice President, Business Development

          (iv) Joseph Kennedy, Senior Vice President

          (v) Steve Majerus, Vice President, Capital Markets

          (vi) Bob Ferber, Senior Vice President, Autos

Notwithstanding anything to the contrary above, with respect to initiatives described in this Section 6.01 as well as further initiatives considered by the strategic alliance, the Parties expressly acknowledge and agree that (i) to be implemented, specific programs governed by contracts not yet written must be developed, (ii) all such programs must satisfy applicable bank regulations, risk policies and each Party's reasonable economic and profitability standards, and
(iii) with regard to Section 6.01(c) above, either party may subsequently substitute an appropriate officer for members of the task force.

                                   ARTICLE VII
                                   TERMINATION

     SECTION 7.01. Initial Term; Renewal. The initial term of this Agreement shall commence on the date of this Agreement and shall continue through the eighteenth (18) month hereafter; provided, however, that at the end of the initial term of this Agreement, or of any renewal term hereof, the term of this Agreement shall be automatically renewed for an additional one year period, unless either party shall have notified the other party of its decision not to renew this Agreement not less than thirty (30) nor more than ninety (90) days prior to the end of such initial or renewal term. The initial and renewal terms provided for by this Section 7.01 are referred to herein as the "Term" and are subject to earlier termination as provided below.

     SECTION 7.02. Reserved.

     SECTION 7.03. Termination for Breach. In the event of a breach by either party of any term, provision, representation, warranty or covenant applicable to such party, the non-defaulting party may, by written notice to the defaulting party, specifying in reasonable detail the nature of such breach and providing thirty (30) business days following receipt of notice in which to cure a non-monetary default and ten (10) business days in which to cure a monetary default, terminate this Agreement. If the breach is not cured to the non-defaulting party's reasonable satisfaction, the Agreement shall automatically terminate upon lapse of the applicable cure period.

     SECTION 7.04. Regulatory Change. Bank may, by written notice to EVRI, terminate this Agreement if, in Bank's judgment, any applicable law, rule or regulation, or any judicial or administrative order, decree, ruling, opinion or interpretation, requires that this Agreement or either party's rights or obligations under this Agreement be amended, modified, waived or suspended in any respect. Such termination shall be effective thirty (30) days after receipt of the notice referred to in the preceding sentence.

     SECTION 7.05. Change in Control. In the event that substantially all of the assets are sold to, or EVRI is dissolved, merged or consolidated with, any Major Bank Competitor, EVRI shall provide Bank with written notice as promptly as practicable after an agreement of merger or dissolution is reached with respect to such transaction and, at Bank's reasonable discretion, Bank may (x) terminate this Agreement, (y) modify the Agreement with EVRI's consent to reflect the event mentioned above, or (z) continue the Agreement without regard to such event. For purposes of this Section 7.05, a Major Bank Competitor shall be deemed to be the top 20 bank holding companies, or any affiliate thereof, in the United States in terms of asset size, as determined by the Federal Reserve Board on the most recent date prior to the date hereof.

     SECTION 7.06. Survival. Any commitments issued prior to the effective date of termination shall survive such termination, provided that such commitment shall not survive its related expiration date, as specified in the related Loan Approval or thirty days, if none is specified.

                                  ARTICLE VIII
                           INDEMNIFICATION AND DAMAGES

     SECTION 8.01.

     (a) EVRI shall indemnify, defend, and hold harmless Bank and the Bank Affiliates and their respective officers, directors, employees, agents, successors and permitted assigns from and against any and all claims made, or asserted, or threatened by any third party and all related Losses arising out of or related to the following: (a) any act or omission by EVRI, its employees and agents or any subcontractor engaged by EVRI in the performance of EVRI's obligations under this Agreement or otherwise; (b) any material breach in a representation, covenant or obligation of EVRI contained in this Agreement; (c) any claims that, in using the Services provided to Bank under this Agreement, Bank or an Bank Affiliate has infringed the proprietary rights of any third party; or (d) EVRI's relationship with its employees, agents or subcontractors or its capacity as an employer.

     A Loss shall mean all losses, liabilities, damages, claims (including taxes) and all related costs and expenses including any and all reasonable attorney fees and reasonable cost of investigation, litigation, settlement, judgment, interest and penalties.

     (b) Bank shall indemnify, defend and hold harmless EVRI and EVRI Affiliates and their respective officers, directors, employees, agents, successors and permitted assigns from and against any and all claims made or asserted, or threatened by any third party, and all related Losses arising out of or related to the following:

               (i) any act or omission by Bank, its employees and agents or any subcontractor engaged by the Bank in the performance of Bank's obligations under this Agreement or otherwise (other than EVRI's performance);

               (ii) any material breach in a representation, covenant or obligation of Bank contained in this Agreement; or

               (iii)  Bank's   relationship   with  its  employees,   agents  or
          subcontractors or its capacity as an employer.

     SECTION 8.02. Certain Recoverable Damages. Damages recoverable under this Agreement shall include, without limitation, costs, expenses, losses and injuries incurred or suffered by an Indemnified Party as a result of an act, omission, breach, breach of warranty, non-performance or misrepresentation of an Indemnified Party, or an Indemnified Party, on account of claims made against an Indemnified Party, or payment of claims made by an Indemnified Party, to the extent that such claims or payments result (directly or indirectly) from an act, omission, breach, breach of warranty, non-performance or misrepresentation of an Indemnified Party.

     SECTION 8.03. Consequential Damages. Neither EVRI nor Bank shall be liable for those consequential damages which consist of lost profits or loss of goodwill; provided, however, that the limitations set forth in this Section shall not apply to or in any way limit (a) a party's indemnity obligations under this Agreement, or (b) a party's liability to the other party for consequential damages constituting lost profits or loss of goodwill which arise from such party's gross negligence or willful misconduct.

     SECTION 8.04. Enforcement Expenses. If either party employs an attorney or commences legal or arbitral proceedings to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover from the other, reasonable costs incurred in connection with such enforcement, including but not limited to, attorney's fees and costs of investigation and litigation/arbitration.

     SECTION 8.05. Procedure for Claiming Damages. If either party claims damages against the other, it shall provide the Indemnifying Party with a written notice specifying in reasonable detail the nature of the breach of warranty or other act that gives rise to the claim for indemnification and the amount of the Loss. If the Indemnifying Party fails to cure the breach giving rise to such Loss within thirty (30) days following receipt of such written notice, the Indemnifying Party shall repurchase the Loan, in the case of EVRI's breach of warranty, or in the case of Bank's breach of warranty, make EVRI whole for such Loss.

     SECTION 8.06. Indemnifying Procedures.

     (a) If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder (the "Indemnified Party"), written notice thereof shall be given to the party obligated to provide indemnification hereunder (the "Indemnifying Party") as promptly as practicable. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that this Agreement applies with respect to such lawsuit or action, then the Indemnifying Party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the Indemnifying Party's cost, risk and expense; and such Indemnified Party shall upon request of the Indemnifying Party, cooperate in all reasonable respects, at the Indemnifying Party's cost and expense, with the Indemnifying Party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost, participate in such investigation, trial and defense of such lawsuit or action and any appeal arising therefrom. No settlement of a claim, investigation, suit, or other proceeding that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent will not be unreasonably withheld; provided that EVRI shall have the right to settle an infringement claim without the Bank's consent, but without prejudice to or dilution of the Bank's right to indemnification under this Article VIII.

     (b) Each party shall give the other party prompt written notice of any event which could reasonably be expected to give rise to any claim for indemnification hereunder.

                                   ARTICLE IX
                                    INSURANCE

     SECTION 9.01. Requirements. EVRI shall, and shall require its subcontractors to, secure and maintain, at its or their own expense, throughout the entire term of this Agreement, the following insurance with companies satisfactory and acceptable to Bank and shall furnish to Bank certificates evidencing such insurance prior to commencing Services. Said certificates shall contain a provision whereby the policy and/or policies shall not be canceled or altered without at least thirty (30) calendar days prior written notice to Bank.

     SECTION 9.02. Worker's Compensation/Employers' Liability. Worker's Compensation Insurance which shall fully comply with the statutory requirements of all applicable state and federal laws and Employers' Liability Insurance which limit shall be $500,000 per accident for bodily injury and $500,000 per employee/aggregate for disease. EVRI and its underwriter shall waive subrogation against Bank.

     (a) Commercial General Liability. Commercial General Liability Insurance with a minimum combined single limit of liability of $1,000,000 per occurrence per location and $2,000,000 aggregate for bodily injury and/or death and/or property damage and/or personal injury. This shall include products/completed operations coverage and shall also include Broad Form Contractual specifically covering this Agreement. Further, Bank is to be added as an additional insured on this policy with respect to operations covered under this Agreement.

     (b) Business Automobile Liability. Business Automobile Liability Insurance covering all owned, hired and non-owned vehicles and equipment used by EVRI with a minimum combined single limit of liability of $1,000,000 for injury and/or death and/or property damage.

     (c) Excess coverage. Excess coverage with respect to (A), (B) and (C) above with a minimum combined single limit of $5,000,000.

     (d) Fidelity Bond. EVRI shall be responsible for loss to bank property and customer property, directly or indirectly, and shall maintain Fidelity Bond coverage for the dishonest acts of its employees in a minimum amount of $1,000,000. Bank shall be named as "Loss Payee, As Their Interest May Appear," on this Fidelity Bond.

                                    ARTICLE X
                                   ARBITRATION

     SECTION 10.01. Binding Arbitration. Any controversy or claim between or among the parties hereto shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc./Endispute, Inc. ("J.A.M.S./Endispute"), and if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association ("AAA") will serve.

     SECTION 10.02. Judgments. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Agreement applies in any court having jurisdiction over such action in the states set forth in Section 10.04.

     SECTION 10.03. Procedures. Upon receipt of demand for arbitration from either Bank or EVRI, J.A.M.S./Endispute or AAA as applicable shall use its best efforts to appoint an arbitrator and notify Bank and EVRI of such appointment within fifteen (15) calendar days and further to commence arbitration within ninety (90) calendar days. Any Bank or EVRI demand for arbitration shall include detail sufficient to establish the nature of the dispute and shall be delivered to the other party concurrent with delivery to J.A.M.S./Endispute or AAA.

     SECTION 10.04. Other Remedies. Nothing in this Section shall limit the right of either EVRI or Bank to obtain from a court provisional or ancillary remedies such as, but not limited to, injunctive relief, or the appointment of a receiver, before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement.

                                   ARTICLE XI
                                  MISCELLANEOUS

     SECTION 11.01. Headings. Section headings herein are used for convenience only and shall not otherwise limit or affect the terms or conditions of this Agreement or be considered for the purpose of determining the meaning or legal effect of any provision of this Agreement.

     SECTION 11.02. Effect of Waiver. No failure or delay on the part of either party in the exercise of any power, right or privilege hereunder or to make objection to the mode of any offered performance by the other party shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise of any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available at law or equity.

     SECTION 11.03. Survival. Sections relating to Bank's monetary obligations or the EVRI Obligations existing at the time of termination shall survive the execution and termination of this Agreement.

     SECTION 11.04. Applicable Law. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by and construed with reference to the laws of the State of North Carolina without reference to its principles of conflict of laws. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR ACTION ARISING OUT OF THIS AGREEMENT.

     SECTION 11.05. Severability. If any provision of this Agreement or any remedy provided herein is found by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable and deemed omitted, but the remaining provisions of this Agreement shall be and remain effective in accordance with their terms.

     SECTION 11.06. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     SECTION 11.07. Notices. All correspondence and/or notices required or permitted to be given shall be in writing, and may be personally served or sent by United States certified mail, return receipt requested, and shall be deemed to have been given five (5) business days after deposit in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of the parties hereto (until notice of a change thereof is served as provided in the preceding sentence) shall be as follows:

                  As to Bank:               As to EVRI:

                  BANK OF AMERICA, N.A. ELECTRONIC VEHICLE
                  10401 Deerwood Park Blvd.    REMARKETING, INC.
                  Jacksonville, FL  32256         P. O. Box 888
                                                  Melville, NY  11747

                  Phone:   (904) 457-5424         Phone:  (516) 777-8000
                  Fax:     (904) 457-5489         Fax:      (516) 777-8440
                  Attn:  Doug Freeman

                  With a copy to General Counsel:

                  BANK OF AMERICA, N.A.
                  100 North Tryon Street
                  56th Floor
                  Charlotte, NC  28255

                  Phone:  (704) 386-5724
                  Fax:    (704) 370-3515
                  Attn:   General Counsel

                  As to E-Loan, Inc.:

                  E-LOAN, INC.
                  5875 Arnold St.
                  Dublin, CA  94568

                  Phone:   (925) 241-2400
                  Fax:     (925) 556-2674
                  Attn:    President

     SECTION 11.08. Entire Agreement; No Oral Modifications. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof. THIS AGREEMENT MAY ONLY BE AMENDED OR MODIFIED BY AN INSTRUMENT IN WRITING SIGNED BY DULY AUTHORIZED REPRESENTATIVES OF BANK AND EVRI. The parties hereto agree to review the pricing, fees and scope of duties contained herein from time to time and to make such adjustments therein as the parties shall agree.

     SECTION 11.09. Assignment. This Agreement is not assignable by either party without the prior written consent of the other, which consent shall not be unreasonably withheld.

     SECTION 11.10. Confidentiality.

     (a) Definition. When used in this Agreement, the term "Confidential Information" shall mean this Agreement, all Proprietary Information (as defined below) and all data, trade secrets, business information and other information of any kind whatsoever which (a) has been disclosed to either party, or to which either party has access, in connection with the negotiation and performance of this Agreement, and (b) relates to (i) the other party, (ii) in the case of EVRI, the Bank Affiliates and their customers, or (iii) third party vendors or licensors which have made confidential or proprietary information available to Bank or a Bank Affiliate.

     (b) Proprietary Information. When used in this Agreement, the term "Proprietary Information" shall mean all work performed under this Agreement and all work product resulting from such work, including, without limitation, all data, designs, software, programs, card decks, tapes, ideas, concepts, techniques, inventions, proprietary rights, modifications and enhancements, together with all applicable rights to patents, copyrights, trademarks and tradesecrets and dealer pricing relating to Buy Rates and any application information relating to an Applicant or any Bank customer list. For purposes of this Agreement, an Applicant shall be deemed to be a Bank customer.

     (c) Non-Disclosure. Each of the parties on behalf of itself and its employees, officers, directors, affiliates and agents, hereby agrees that Confidential Information will not be disclosed or made available to any third party, agent or employee for any reason whatsoever, other than with respect to:
(a) its employees on a "need to know" basis; (b) subcontractors and other third parties specifically permitted under this Agreement, on a "need to know" basis, provided that all such parties are subject to a confidentiality agreement which shall be no less restrictive than the provisions of this Section (in favor of Bank and Bank Affiliates and in form and substance satisfactory to Bank); (c) independent contractors, agents, and consultants hired by Bank, provided that Bank uses reasonable efforts to cause such parties to maintain the confidentiality of EVRI's Confidential Information; and (d) as required by law or as otherwise permitted by this Agreement, either during the term of this Agreement or after the termination of this Agreement, provided that, prior to any disclosure of either party's Confidential Information as required by law, the party subject to the requirement shall (i) notify the other party of all, if any, actual or threatened legal compulsion of disclosure, and any actual legal obligation of disclosure immediately upon becoming so obligated, and (ii) cooperate with the other party's reasonable, lawful efforts to resist, limit or delay disclosure.

     (d) Exceptions. Nothing in this Section shall prohibit or limit either party's use of information or data (a) that can be demonstrated to have been previously known to it, other than through its relationship with the other party, without a confidentiality restriction on the use of such information, (b) independently developed by it, as established by written evidence, (c) rightfully acquired by it from a third party with full legal right to disclose such information, (d) disclosed without similar restrictions by the party that disclosed such Confidential Information pursuant to this Agreement to a third party, (e) approved for disclosure by the affected party pursuant to this Agreement, or (f) which becomes part of the public domain through no breach of this Agreement.

     (e) Return of Confidential Information. Upon the termination of this Agreement, or at any time upon the request of the other party, each party shall return all Confidential Information in the possession of such party or in the possession of a third party (over which such party has or may exercise control).

     (f) Injunctive Relief. In the event of any breach of the obligations under this Section, each party acknowledges that the other party would have no adequate remedy at law, since the harm caused by such a breach would not be easily measured and compensated for in damages, and that in addition to such other remedies as may be available to the other party, the other party may obtain injunctive relief including, but not limited to, specific performance.

     (g) Publicity. All media releases, public announcements and public disclosures by either party, or their employees or agents, relating to this Agreement or the name of Bank, any Bank Affiliate or EVRI, including, without limitation, promotional or marketing material, but not including any announcement intended solely for internal distribution by the releasing party or any disclosure required by legal, accounting or regulatory requirements beyond the reasonable control of the releasing party, shall be coordinated with and approved by the other party prior to the release thereof.

     (h) Survival. The provisions of this Section shall survive the term or termination of this Agreement for any reason.

     SECTION 11.11. Force Majeure. In the event EVRI is unable to timely perform the Services hereunder due to causes that are beyond its control, including, without limitation, unauthorized strikes, riots, earthquakes, epidemics, war, fire, or any other catastrophe rendering it wholly or partially inoperable, EVRI shall not be liable for any loss or damage which results to Bank or its customers; provided, that EVRI has and maintains a reasonable Disaster Protection Plan and proceeds with reasonable diligence promptly to restore Services.

     SECTION 11.12. Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     SECTION 11.13. Definitions. Words and terms defined in the singular may be referred to in the plural, and vice versa.

     SECTION 11.14. No Partnership. Bank and EVRI are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

     SECTION 11.15. No Third Party Beneficiaries. No person not a party to this Agreement shall have any rights hereunder and all third party beneficiary rights are hereby negated.

     SECTION 11.16. Trademarks; Trade Names. Neither party shall obtain any right to use the tradename, trademark, logo, brand or other intellectual property of the other party, except to the extent expressly provided for in writing in a co-branded web site agreement or other appropriate document signed by both Bank and EVRI.

         SECTION 11.17.  Security.

     (a) Definition. EVRI understands that Bank and Bank Affiliates operate under various laws and federal regulatory agencies that are unique to the security sensitive banking industry. As such, persons engaged by EVRI to provide services under this Agreement are held to a higher standard of conduct and scrutiny than in other industries or business enterprises. EVRI understands and acknowledges that its employee(s) ("Employee(s)") shall possess appropriate character, disposition and honesty conducive to the environment where services are provided under this Agreement. EVRI shall, to the extent permitted by law, exercise reasonable and prudent efforts to comply with the Security provisions of this Agreement.

     (b) Access. EVRI shall not knowingly permit an Employee(s) to have access to the premises, records or data, or to engage in the conduct of the banking affairs of Bank or Bank Affiliates when such Employee(s): (a) has been convicted of a crime or has agreed to or entered into a pretrial diversion or similar program in connection with (i) a dishonest act or a breach of trust, as stipulated under Section 19 of the Federal Deposit Insurance Act, 12 U.S.C. 1829(a); and/or (ii) a felony; (b) uses illegal drugs.

     (c) Compliance. Upon written request from Bank, EVRI shall provide evidence of EVRI's actions to comply with the above provisions for its Employee(s).

     (d) Notification. Bank shall notify EVRI of any act of dishonesty or breach of trust committed against Bank or Bank Affiliates which may involve an Employee(s) and EVRI shall notify Bank if it becomes aware of any such offense. Following such notice, at the request of Bank and to the extent permitted by law, EVRI shall cooperate with investigations conducted by or on behalf of Bank or Bank Affiliates. Such cooperation may include access to EVRI's Employee(s) for personal interviews related to such investigations. In addition, at the request of Bank, EVRI shall conduct its own investigations into the activities of said Employee(s), which may include polygraph examinations when permitted by law and not specifically prohibited by existing collective bargaining (Union) agreements or state statutes, with the results of such investigations and all files and records related thereto being made available to Bank.

     (e) Internal Controls. EVRI shall cooperate with the internal operating controls and security processes of Bank and Bank Affiliates where products and/or services are provided under this Agreement.

     (f) Privacy. EVRI shall take all possible security measures to protect confidential credit data on Bank Loan Applicants so that their information may not be accessed over the Internet or via a telecommunications line on an unauthorized basis or by a person other than the Bank.

     SECTION 11.18. Year 2000 Compliance. All of EVRI's computer functions will record, store, process and calculate and present calendar dates on or after December 31, 1999 and will calculate any information dependent on or relating to such dates in the same manner and with the same functionality, data integrity and performance as dates before December 31, 1999. All of EVRI's Intellectual Property will operate without material error caused by date data that represents or references different centuries. To EVRI's knowledge, EVRI's business is not expected to be materially adversely affected by the advent of the year 2000 or the transition to the twenty-first century or to incur material expenses in this regard.

     SECTION 11.19. Public Announcement. EVRI and Bank each agree to consult with each other prior to any public announcement relating to this Strategic Alliance and/or the business relationship created hereby and will mutually approve the timing, content and method of any dissemination of any public announcement.

     SECTION 11.20. Definitions.

     "Approved Documents" shall mean the forms of loan documents attached hereto as Exhibit C which shall be used by EVRI to document Loans between the Bank and consumers and which will be contained in a Loan file prepared by EVRI for the Bank. From time to time, EVRI may submit new forms of Loan Documents for the Bank for its approval, which approval, if forthcoming, in Bank's sole discretion, shall, with respect to such Loan Documents, to the extent so approved, become approved forms for purposes of this Agreement.

     "Bank Affiliates" shall mean any entity now or hereafter controlling, controlled by, or under, in control, directly or indirectly, of the Bank or Bank's parent, BankAmerica Corporation.

     "Bank's Rate Sheet" shall mean the communication distributed by Bank from time to time that communicates to EVRI how the Bank will price its loans from the date of such Rate Sheet until the next published Bank Rate Sheet. The initial Bank Rate Sheet shall be substantially in the form of Exhibit E hereto.

     "Dealer Documents" means the documents prepared by the Dealer in connection with a Loan, which will be faxed to EVRI by the Dealer, including completed lien perfection showing Bank of America as lienholder.

        -Bill  of  Sale  for the  Vehicle,  or if  refinance  deal,  the  value determined by  recognized  pricing  service
        -Factory  Invoice,  if new Vehicle
        -Proof  of  Insurance
        -Proof of Income (W2 or paystub), if required by Lending Standards -Any backend or Insurance Product Enrollment Form

     "Dealers" shall mean a dealer which has sold a Vehicle to an Obligor which has been financed by the Bank pursuant to a Loan.

     "Disaster Protection Plan" shall mean the plan developed by EVRI and reviewed by the Bank which provides an alternate means of EVRI performing Services for the Bank in the even of a disaster or in the event that any of the occurrences set forth in Section 10.11 hereof should occur.

     "Document Preparation Services" shall mean the preparation of all Loan documents and Dealer Documents on behalf of the Bank.

     "EVRI Site" shall mean the worldwide web site, the URL of which is http://www.carfinance.com or http://www.eloan.com..

     "Loan" shall mean an extension of credit from the Bank to a consumer referred to the Bank through the EVRI Site, the proceeds of which shall be used to purchase a Vehicle or refinance an existing Vehicle Loan.

     "Loan Application Package" shall mean the documents required by Bank in order to make a decision of whether or not to extend credit to an Obligor for a Loan, which package shall be prepared by EVRI and submitted to the Bank.

     "Loan Approval" shall mean Bank's decision to make an extension of credit to an Obligor.

     "Loan Rate" shall mean the rate of interest that shall accrue against the outstanding balance of a Loan.

     "Loan Standards" See Exhibit A.

     "Monthly Finance Charge" shall mean the annualized interest rate divided by 12.

     "Operations Procedures" See Exhibit B.

     "Presentment Detail Report" shall mean the report in Bank's standard format which shows all of the drafts prepared by EVRI which are scheduled to be presented on any given business day.

     "Services" means the document preparation, booking, dealer tracking, reconcilement, maintenance, posting and referral services performed by EVRI on behalf of Bank, all as more particularly set forth in Section 1 hereof.

     "Vehicle" means any new or used motor vehicle, including any equipment sold and financed in conjunction therewith intended principally for personal or family use by consumers, the purchase of which is financed or refinanced pursuant to a Loan.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                BANK OF AMERICA, N.A.


                                By:/s/
                                   ---------------------------------
                                Name:
                                Title:



                                BANK OF AMERICA AUTO FINANCE CORP.


                                By:/s/
                                   ---------------------------------
                                Name:
                                Title:



                                ELECTRONIC VEHICLE REMARKETING, INC.


                                By:/s/
                                   ---------------------------------
                                Name:
                                Title:



                                E-LOAN, INC.


                                By:/s/
                                   ----------------------------------
                                Name:
                                Title:

                                    Exhibit A

                                 Loan Standards

[*]

                                   Exhibit B

Table of Contents

--------------------------------------------------------------------------------

   Table of Contents..........................................................1
Carfinance.com................................................................2
   Introduction...............................................................2
   Auto Financing Products....................................................3
Carfinance.com Operations.....................................................5
   Introduction...............................................................5
Operations Systems............................................................6
   Introduction...............................................................6
   BackOffice System Procedures...............................................7
   CMSI System Procedures.....................................................8
Operations Procedures.........................................................9
   Approval Package Preparation and Shipping..................................9
   Receive, Review and File Dealer Documents.................................10
   Verification Prior to Funding and Booking.................................11
   Booking and Funding Loan on BackOffice System.............................14
   Draft Processing..........................................................15
   Draft Returns.............................................................15
Refinance Processing.........................................................16
   Check Procedures - Payoff and DMV.........................................16
Credit Policy and Review.....................................................16
   General Policies..........................................................16
   Credit Tools..............................................................18
   Credit Bureau Selection...................................................19
   Credit Investigation......................................................19
Loan Fraud Investigation.....................................................20
   Introduction..............................................................20
   Common Types of Loan Fraud................................................21
   Red Flags for Loan Fraud..................................................22
   Risks in Cyberspace.......................................................22
   Verification of Suspected Fraud...........................................23

                                 Carfinance.com

Introduction


        ------------------------------------------------------------------------

CarFinance.com           Carfinance.com was created and is maintained by
                         Electronic Vehicle Remarketing, Inc. (EVRI).
                         EVRI is a subsidiary of NationsBank Corporation.

                         CarFinance.com   supplies   qualified   consumers  with
                         competitive automotive finance products, offering the following unique advantages:
                                o low interest rates,
                                o check-in-hand shopping,
                                o improved negotiating position for the
                                  consumer, and
                                o full contract disclosure.

        ------------------------------------------------------------------------

Process                 Consumers  complete and submit an  application
Overview                for  credit on the  Carfinance.com  web  site.  A credit
                        report is ordered and the application is reviewed. A decision regarding the extension of credit is made and the consumer is notified by e-mail within two business days.

        ------------------------------------------------------------------------

Credit                  If the application is approved, the consumer is notified
Approved                via e-mail and an approval package is prepared and
                        shipped to the consumer which includes:

                                o an acceptance letter and instructions;
                                o loan check draft payable for the maximum
                                  amount approved,
                                o sample contract, and
                                o list of frequently asked questions

                        The consumer may take the loan check draft to any franchised dealer to purchase the vehicle of their choice. Dealers deposit the loan check drafts as they would any checks at their local bank. Carfinance.com Operations verifies loan information, processes and books the loan upon presentment of the loan draft check.
        ------------------------------------------------------------------------

Credit                  If the application is declined, the consumer is notified
Declined                via e-mail.  Consumers may question the decision by
                        sending an e-mail to finstatus@Carfinance.com

        ------------------------------------------------------------------------

Auto Financing Products


        ------------------------------------------------------------------------

New/Used Vehicle        To finance vehicle purchases, Carfinance.com offers the
Purchases               traditional new/used car installment loan and "Easy Own"
                        new/used car balloon loan.

        -----------------------------------------------------------------------

Installment             Installment loans allow the consumer to purchase the
Loan                    vehicle entirely.  Monthly payments are applied to the
                        actual purchase of the vehicle. After all payments are made, the consumer owns the vehicle outright.
                        Carfinance.com offers low rates on 36, 48, 60, 66 and 72 month Installment Loans.

                        Benefits of the traditional installment loan include:
                                 o No Down Payment Required (based on vehicle
                                   and borrower credit history)
                                 o No Hidden Fees or Charges
                                 o No Penalties for Pre-Payment
                                 o Low Interest Rates for Internet-users
                                 o Many Terms to choose from up to 72 months

        ------------------------------------------------------------------------

[*]

        -----------------------------------------------------------------------
                                                          Continued on next page

        ------------------------------------------------------------------------

Vehicle                 Refinance  programs  offer the consumer the  opportunity
Refinance               to reduce their monthly payment.

        ------------------------------------------------------------------------

End of Lease            End of Lease Purchase programs provide an excellent
                        opportunity for the acquisition of new business by offering a service to the thousands of consumers who are interested in buying their vehicle at the end of the lease term.

        ------------------------------------------------------------------------

Rates and               Consumers can obtain rate and payment quotes for
Payments                specific vehicles or loan amounts by completing the
                        instant rate and payment analysis available on the Carfinance.com web site.

                            Carfinance.com Operations

Introduction

        ------------------------------------------------------------------------

Overview Carfinance.com Operations in Melville, New York perform back office and operational functions to process Carfinance.com applications and process approved loans.

Carfinance.com          Personnel in Carfinance.com  Operations consist of the
Operations              following positions:
                                o Operations Manager
                                o Operations Supervisor
                                o Funding Specialist
                                o Packaging Clerk

        ------------------------------------------------------------------------

Operations              The Carfinance.com Operations Manager is responsible
                        for:
Manager                         o management of the Discounting Department
                                o management of the Packaging Department, and
                                o maintaining relationships with the Call Center
                                  and Credit Departments

        ------------------------------------------------------------------------

Operations               The Carfinance.com Operations Supervisor is responsible
Supervisor               for:
                                o daily supervision of the Discounting
                                  Department,
                                o authorization for wire transfers, and
                                o transfer of loan documents to NationsBank.

        ------------------------------------------------------------------------

Processing              The carfinance.com Funding Specialist is responsible
Specialist              for:
                                o collection of documents required to honor a
                                  presented draft,
                                o validation of information on those documents,
                                  and
                                o booking and funding the validated loan on the
                                  BackOffice system.
        ------------------------------------------------------------------------

Packaging               The Carfinance.com Packaging Clerk is responsible for:
Clerk                           o printing, assembling and mailing approval
                                  packages and final disclosures,
                                o upload and download of Airborne information,
                                        and
                                o submitting Airborne charges to Accounts
                                  Payable daily.
        ------------------------------------------------------------------------

                               Operations Systems

Introduction

        ------------------------------------------------------------------------

Overview Carfinance.com uses two systems to process applications and approved loans, the BackOffice system and the CMSI loann processing system.
        ------------------------------------------------------------------------

BackOffice              The BackOffice system is a comprehensive backoffice
System                  application that supports operations, customer service,
                        underwriting and management reporting. It has the following capabilities:

                                o e-mail approvals back to consumers,
                                o automated affiliate billing system,
                                o electronic credit card processing via ICVerify
                                  software,
                                o lease and residual calculations,
                                o advanced search and sorting capability, and
                                o comprehensive reporting subsystem for
                                  business, marketing and performance metrics.

        ------------------------------------------------------------------------

CMSI                    The CMSI/CreditRevue system is used for the following:

                                o application review,
                                o credit processing, and
                                o loan administration.
        ------------------------------------------------------------------------

BackOffice System Procedures


        -----------------------------------------------------------------------

Log On To log on to the BackOffice system, complete the following:

                        Step                          Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------

Customer                To display consumer  information and applications,
Search                  complete the following:

        ------------------------------------------------------------------------
                        Step                           Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       o        [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       o        [*]
                     ------------ ---------------------------------------------


        -----------------------------------------------------------------------

CMSI System Procedures


        ------------------------------------------------------------------------

Log On                  To log on the CMSI system, complete the following:

                 ------------ --------------------------------------------------
                        Step                            Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------
                          6       [*]
                     ------------ ----------------------------------------------
                          7       [*]
                     ------------ ----------------------------------------------

Look Up                 To display customer information, complete the following:

        ------------------------------------------------------------------------

                     ------------ ----------------------------------------------
                        Step                              Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       o        [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------


        ------------------------------------------------------------------------

                              Operations Procedures


Approval Package Preparation and Shipping


        ------------------------------------------------------------------------

Overview Upon approval of a consumer application, applicant information is routed to Print Manager software in Carfinance.com Operations where approval package documents are printed, packaged and shipped to the consumer.

        ------------------------------------------------------------------------

Approval                Approval packages sent to consumers approved for credit
Package                 include:
                                o approval letter and instructions to consumer,
                                o loan check draft payable for maximum amount of
                                  approved credit,
                                o sample contract, and
                                o list of frequently asked questions and answers

        ------------------------------------------------------------------------

Package                 To prepare approval packages, Packaging Clerks complete
Preparation             the following:

                     ------------ ----------------------------------------------
                        Step                         Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------

        ------------------------------------------------------------------------

Receive, Review and File Dealer Documents


        ------------------------------------------------------------------------

Overview Customers who are approved for a vehicle installment loan through Carfinance.com receive an approval package, which includes a loan check draft. This check draft is used to purchase the vehicle of their choice from any franchised dealer.

                        Once the purchase is complete, the dealer deposits the check draft and faxes dealer documents to Carfinance.com Operations. These documents must be presented before the check draft can be paid.

        ------------------------------------------------------------------------

Dealer                  The following documents must be faxed to Carfinance.com
Documents               Operations at 1-888-322-9850 by the dealer:
                                o Completed lien perfection
                                  (Lien holder: NATIONSBANK, N.A.,
                                   P.O. Box 2759, Jacksonville, FL 32203-2579)
                                o Bill of sale
                                o Factory invoice (if new vehicle)
                                o Driver license(s)
                                o Proof of Insurance
                                o Proof of Income (W-2 or pay stub)
                                o Back end product enrollment form
        ------------------------------------------------------------------------

Document                Funding Specialists review dealer documents upon receipt
Review                  from the dealer to ensure all required documents are
                        received and completed with the required  information

                        If documents or information is missing, Funding Specialists contact the dealer to obtain proper documentation.

        ------------------------------------------------------------------------

Document                Funding Specialists file completed dealer documents in
File                    alphabetical order by customer name.  Documents in the
                        file are accessed and used to verify customer information prior to funding and booking the loan.

        ------------------------------------------------------------------------

Verification Prior to Funding and Booking


        ------------------------------------------------------------------------

Overview The dealer deposits check drafts used by customers to purchase vehicles at their local bank.

                        A Presentment Detail Report, which details the draft number and the amount of the draft, is generated and forwarded to Carfinance.com Operations. The report and dealer documents are used to verify customer, draft and vehicle information prior to funding and booking the loan.

        ------------------------------------------------------------------------

Customer                To verify customer information, Funding Specialists
Information             complete the following:

                     ------------ ----------------------------------------------
                        Step                     Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       o        [*]
                     ------------ ----------------------------------------------

                                --------------------------------------- --------
                                If...                                   Then...
                                --------------------------------------- --------
                                 [*]                                     [*]
                                --------------------------------------- --------

        ------------------------------------------------------------------------
                                                          Continued on next page

        ------------------------------------------------------------------------

Draft                   To verify draft  information,  Funding  Specialists use
Information             a copy or image of the draft to Information complete the
                        following:

                     ------------ ----------------------------------------------
                        Step                         Action
                     ------------ ----------------------------------------------
                         1       [*]
                     ------------ ----------------------------------------------
                         2       [*]
                     ------------ ----------------------------------------------


                                --------------------------------------- --------
                                If...                                   Then...
                                --------------------------------------- --------
                                [*]                                     [*]
                                --------------------------------------- --------


        ------------------------------------------------------------------------

Vehicle                 To  verify  vehicle  information   Funding  Specialists
Information             complete the following:

                     ------------ ----------------------------------------------
                        Step                      Action
                     ------------ ----------------------------------------------
                         1       [*]
                     ------------ ----------------------------------------------
                         2       [*]
                     ------------ ----------------------------------------------
                         3       [*]
                     ------------ ----------------------------------------------
                         4       [*]
                     ------------ ----------------------------------------------

                                --------------------------------------- --------
                                If...                                   Then...
                                --------------------------------------- --------
                                [*]                                     [*]
                                --------------------------------------- --------

        ------------------------------------------------------------------------
                                                          Continued on next page

        ------------------------------------------------------------------------

Back End If other products were sold with the vehicle, such as warranty, credit life/AH, Gap, Products Funding Specialists complete the following:

                     ------------ ----------------------------------------------
                        Step                       Action
                     ------------ ----------------------------------------------
                         1       [*]
                     ------------ ----------------------------------------------
                         2       [*]
                     ------------ ----------------------------------------------

        ------------------------------------------------------------------------

Booking and Funding Loan on BackOffice System


        ------------------------------------------------------------------------

Overview                After   verifying   that  draft  and   dealer   document
                        information is correct, Funding Specialists "book" the loan on the BackOffice system.


        ------------------------------------------------------------------------

Booking                 To book the loan on the BackOffice system, complete the
and Funding             following:

                     ------------ ----------------------------------------------
                        Step                           Action
                     ------------ ----------------------------------------------
                         1         [*]
                     ------------ ----------------------------------------------
                         2         [*]
                     ------------ ----------------------------------------------
                         3         [*]
                     ------------ ----------------------------------------------

                               -------------------------------------------------
                               If...                                   Then...
                               -------------------------------------------------
                               [*]                                     [*]
                                                            --------------------

                     ------------ ----------------------------------------------
                          4        [*]
                     ------------ ----------------------------------------------
                          5        [*]
                     ------------ ----------------------------------------------

                               -------------------------------------------------
                               If...                                   Then...
                               -------------------------------------------------
                               [*]                                o    [*]
                                                            --------------------

                     ------------ ----------------------------------------------
                          6        [*]
                     ------------ ----------------------------------------------
                          7        [*]
                     ------------ ----------------------------------------------
                          8        [*]
                     ------------ ----------------------------------------------
                          9        [*]
                     ------------ ----------------------------------------------
                         10        [*]
                     ------------ ----------------------------------------------
                         11        [*]
                     ------------ ----------------------------------------------


        ------------------------------------------------------------------------

 Draft Processing


        ------------------------------------------------------------------------

Draft                   To process  drafts  presented  from  dealers through
Processing              Item  Processing, Carfinance.com  Operations complete
                        the following:

                     ------------ ----------------------------------------------
                        Step                          Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------
                          6       [*]
                     ------------ ----------------------------------------------

        ------------------------------------------------------------------------

Draft Returns


--------------------------------------------------------------------------------

Draft                   To return  drafts  presented  by dealer  through Item
Returns                 Processing, Carfinance.com Operations completes the
                        following:

                     ------------ ----------------------------------------------
                        Step                            Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2       [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------
                          6       [*]
                     ------------ ----------------------------------------------
                          7       [*]
                     ------------ ----------------------------------------------

                              Refinance Processing

Check Procedures - Payoff and DMV

        ------------------------------------------------------------------------

Assumptions             Refinance check procedures for both payoff and DMV
                        checks are based on the following assumptions:
                                o Use existing VSI functionality within
                                  CreditRevue interfacing to D4000 and the GL to hold DMV title fees.
                                o Server houses specific fields containing
                                  lender name and state appropriate DMV name.

                                o Check printer exists in Carfinance.com
                                  Operations.

        ------------------------------------------------------------------------

Payoff                  To process a payoff check for refinance, complete the
Check                   following:

                     ------------ ----------------------------------------------
                        Step                               Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2             o    [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------
                          6       [*]
                     ------------ ----------------------------------------------
                          7       [*]
                     ------------ ----------------------------------------------
                          8       [*]
                     ------------ ----------------------------------------------

        ------------------------------------------------------------------------

DMV                To process a DMV check for refinance, complete the following:
Check
                     ------------ ----------------------------------------------
                        Step                               Action
                     ------------ ----------------------------------------------
                          1       [*]
                     ------------ ----------------------------------------------
                          2             o     [*]
                     ------------ ----------------------------------------------
                          3       [*]
                     ------------ ----------------------------------------------
                          4       [*]
                     ------------ ----------------------------------------------
                          5       [*]
                     ------------ ----------------------------------------------
                          6       [*]
                     ------------ ----------------------------------------------
                          7       [*]
                     ------------ ----------------------------------------------
                          8       [*]
                     ------------ ----------------------------------------------



                            Credit Policy and Review

General Policies

        ------------------------------------------------------------------------

Credit                  The  credit  approval  process  is  used  to determine
Philosophy              the  borrower's  ability and  willingness  to repay
                        debt. The ongoing philosophy is to book all credits that represent an acceptable degree of risk to the bank.

                        In general, all transactions must conform to written terms and conditions set by bank policy. Exceptions to policy will be considered when appropriate and require approval from an officer with delegated exception authority. Exceptions should be considered based on an overall evaluation of risk and recommended and approved if the risk is warranted. This includes transactions over product maximum and outside of normal guidelines.

        ------------------------------------------------------------------------

Notification of         The bank must notify applicants of adverse action taken
Adverse Action          within 30 days of receiving sufficient information on
Requirements           which to base a credit decision.  A written NOAA must
                        be sent if any of the following forms of adverse action are taken:
                                o All outright denails of credit,
                                o All counter offers, and
                                o All denials of incomplete applications.

        ------------------------------------------------------------------------

Consumer                The bank is required to report all criminal acts to the
Fraud                   Office of the Comptroller of Currency (OCC) and to the
                        Reserve Board and other federal authorities within 30 days of discovery. This includes suspected fraudulent information on an indirect loan and lease application, whether or not the bank sustains a loss. All incidences must be immediately reported to Corporate Security.
                        Under no circumstances should the dealer or the applicant be notified of confirmed or suspected fraud, as such notification could jeopardize investigations.

        ------------------------------------------------------------------------

Insurance               All-risk physical or damage coverage or collision and
Requirements            comprehensive coverage is required for the full
                        insurable value of the vehicle.  The buyer must provide
                        an acceptable loss payable endorsement naming the bank
                        as lienholder.  A properly executed binder or cover
                        note on the insurance company's printed form may be
                        accepted as proof of insurance coverage, pending receipt
                        of a valid endorsement policy or certificate.
        ------------------------------------------------------------------------

Credit Tools


        ------------------------------------------------------------------------

Credit Scoring          The bank uses empirically derived, statistically sound
                        scoring models (custom models) as the primary tool in assessing applicant creditworthiness. Alternative tools, such as generic cards may be used with the approval of the National Consumer Credit executive and Consumer Credit Risk Management.

        ------------------------------------------------------------------------

Bureau Scoring          Bureau scores such as Equifax's Beacon, Trans Union's
                        Empirica and Experian's FICO Model are used to supplement custom scoring models. As these bureau-scoring systems are developed from each credit bureau's database, they extend to a considerably larger population than the custom credit scoring models that are developed by the bank.

        ------------------------------------------------------------------------

Risk Matrix             Applicants are assigned a credit grade on a matrix,
                        which combines the effects of the custom credit scores, bureau score and aspects of the transaction. Generally, matrices assign "score-qualified" grades of "P" for the best credit applicants through "D" for those just above the cut-off. "E" and "F" grades are assigned to non-score qualified applicants. Higher cut-offs may be established for specific products, dealers or delivery channels. The cut-off score, above which the system recommends approval, is established to achieve corporate profit objectives.

        ------------------------------------------------------------------------

CreditRevue             CreditRevue is a credit management system which assists
                        the underwriter by:
                                o Displaying application and collateral
                                  information,
                                o Displaying and analyzing credit bureau data,
                                o Calculating credit scoree, credit grade and
                                  debt ratios, and
                                o Displaying the system decision and rationale.

                        CreditRevue also produces adverse action letters automatically and provides the underwriter and management with valuable MIS.

        ------------------------------------------------------------------------



Credit Bureau Selection


        ------------------------------------------------------------------------

Credit Bureau          The following bureau selection criteria is used in
Selection              establishing the bureau or record for score and
Criteria               decisions:
                                o CreditRevue selects a primary bureau based
                                  on the zip code of the applicant.  This
                                  primary bureau should most often be the
                                  bureau of choice in making a credit
                                  decision.
                                o CreditRevue will pull a second bureau whenever
                                  there is a "short file" on the primary
                                  bureau.  The definition of a short file
                                  is determined and set by management, generally
                                  based on a minimum number of trades.
                                o Where there is a question of adequacy of
                                  information, conflicting or otherwise
                                  questionable information, the underwriter
                                  should pull an alternative bureau.
                                o The underwriter should select the most
                                  appropriate bureau to make the credit
                                  decision. Characteristics such as percent of revolving line usage, number of recent trades, average time in file and inquires can be highly predictive. Look for recency of data reported as well as content.
                                o While the system scores the transaction based
                                  on the primary applicant, it is prudent to generate a bureau for any co-applicant. Bureaus must be generated for any co-signer/guarantor.

        ------------------------------------------------------------------------


Credit Investigation


        ------------------------------------------------------------------------

Investigation           Due to industry driven requirements for turn-around
Criteria                time, lending strategy and the heavy dependence on
                        bureau vs. application data, investigation is generally
                        not required.  Underwriters initiate an investigation
                        when:
                                o There are apparent inconsistencies,
                                  inaccuracies or likely misrepresentations in
                                  the application,
                                o The income listed on the application does not
                                  appear reasonable, or
                                o Bureau fraud indicators, social security
                                  number variations, duplicate trades, bureau
                                  inconsistencies bureau files with limited
                                  trades or not bureau score exist.
        ------------------------------------------------------------------------

                            Loan Fraud Investigation

Introduction


        ------------------------------------------------------------------------

Overview It is estimated by law enforcement and the financial industry that loan fraud losses generate the highest losses among all frauds committed against financial institutions in the United States. Losses from bad loans occur every year and they are on the rise. Most often, these losses are charged to a reserve for loan losses without too much investigation into the circumstances of the loss.

                        Some of the major reasons contributing to loan losses include:
                                o Over aggressive management geared toward loan
                                  growth,
                                o Making the loan supersedes securing the loan,
                                o Poor system for identifying fraudulent loans,
                                  and
                                o Inadequate system to ensure compliance with
                                  bank policy and law.

        ------------------------------------------------------------------------

Federal                 The following are some of the federal statutes under
Statutes                which loan Statutes frauds are prosecuted:
                                o Title 18 U.S.C. 1344 - bank fraud statute, a
                                  scheme or artifice to defraud a federally insured institution or take money, credits, assets, securities or other property by misrepresentation.
                                o Title 18 U.S.C. 1001 - general false
                                  statements statute, knowingly and wilfully falsifying or concealing a material fact, or making a false statement, or making a false writing, knowing it to be false.
                                o Title 18 U.SC. 1014 - false statement (oral or
                                  written), for example, a loan application made knowingly for the purpose of influencing any bank whose deposits are federally insured.

                        The following statutes may be used when a fraud is commited using a computer, mail system or wire transmission:
                                o Title 18 U.S.C. 1030 - computer fraud,
                                  knowingly accessing a protected computer with the intent to defraud and by means of such conduct, furthering the fraud and obtaining anything of value such as financial records of a financial institution.
                                o Title 18 U.S.C. 1341 - mail fraud, a scheme or
                                  artifice to defraud that makes use of the postal service.
                                o Title 18 U.S.C. 1343 - wire fraud, a scheme or
                                  artifice to defraud using transmission by wire for the purpose of carrying out the scheme.

        ------------------------------------------------------------------------

Common Types of Loan Fraud


        ------------------------------------------------------------------------

Types of Loan           Some of the common types of loan fraud include:
Fraud
                        o Customer Impersonator/Identity Fraud - A person who
                          uses another person's identity (social security number, credit information, and personal information) to obtain a loan. Usually they provide false documents. This is the most common type of loan fraud.

                        o Fictitious Person Fraud - A person creates an identify
                          using false information and presents fictitious identification when obtaining a loan. This person created does not exist.

                        o False Statement Fraud - A person gives false
                          information to obtain a loan. This information can be an overstatement of income and assets, an understatement of liabilities, place of employment of residence, time at employment or residence. This person is attempting to be more credit worthy than they actually are.

                        o Straw Purchase Fraud - A person with good credit
                          obtains a loan on the behalf of another person that has poor or non-existent credit. The true borrower's identity is unknown. The person obtaining the loan will not have possession of the collateral and another person will make the payments.

                        o Dealer Fraud - A dishonest dealer with sell defective
                          goods or sell them substantially higher than they are worth. Other types of dealer fraud include title fraud and non-delivery of goods.

                        o Refinancing Schemes - Property is refinanced for the
                          purpose of skimming off the equity with no intentions of repaying the loan.

                        o Cyberlending Fraud - Loans made through the Internet
                          and the World Wide Web.

        ------------------------------------------------------------------------

Red Flags for Loan Fraud


        ------------------------------------------------------------------------

Red Flags               Loan fraud can be identified by thoroughly reading and
                        reviewing a credit file. The following are red flags to watch for when reviewing a credit file.

                        o Incomplete, missing or vague borrower information,
                        o Numerous credit inquiries, bad credit, slow credit or
                          no credit,
                        o Address on application does not match the borrower's
                          credit file,
                        o Misrepresentations as to the borrower's identity such
                          as incorrect social security number or date of birth,
                        o Invalid social security number,
                        o Address of borrower is a post office box,
                        o Address of employer is a post office box,
                        o Omitted, disconnected or out of service telephone
                          numbers on the application, and/or
                        o Applicant's age does not match credit file.

        ------------------------------------------------------------------------

Risks in Cyberspace


Internet Fraud          Today more banks are offering financial services via the
                        Internet than ever before. The vast majority of these transactions are entirely legitimate, however, there are many unscrupulous people who are taking advantage of being anonymous on the Internet to perpetuate fraud.
                        Hackers, spies, saboteurs, virus creators and financial criminals constantly roam cyberspace.

                        Associates should be aware that there are Internet surfers who are constantly trying to invade restricted web sites looking for confidential information such as credit card numbers, bank accounts, social security numbers, and driver's license information. Identity thefts using the Internet are on the rise. Thieves will attempt to gain access to networks posing as friendly users.

                        Be aware that viruses can be attached to e-mail messages. E-mail on the Internet is as public as a newspaper. In most cases of Internet fraud, all communication is done by e-mail. A free e-mail service does not verify a customer's identity and it is often used to conceal the real IP address of the sender. Be particularly cautious of e-mails directing loan drafts and documents to be sent to a different address that what appears on the loan application and credit file of the customer. Customer impersonators will often conceal the loan from the real customer by misdirecting the loan draft to a different address. Drafts should only be sent to the verified address of the customer.
                    ------------------------------------------------------------

Verification of Suspected Fraud


        ------------------------------------------------------------------------

Suspected Fraud         If you suspect fraud you should proceed to verify the
                        authenticity of the information given. This verification should be done before granting credit, not after the fact. The following are several steps that can be taken:

                        o Review all available loan documents.
                        o Check the credit file and/or obtain an additional file
                          to verify the information.
                        o Check with directory assistance to verify published
                          information regarding phone numbers and addresses for individuals or businesses.
                        o Check online searches available through the Internet
                          i.e. People Finder on Netscape.
                        o Verify employment and income with employer.
                        o Perform customer interview.
                        o Verify and document all fraud alerts in files.
                        o YOU MAY NOT REQUEST A COPY OF A DRIVERS LICENSE.  You
                          may request the state where issued and drivers license number. You may then attempt to verify the authenticity through the state.

        ------------------------------------------------------------------------

Contacts Fraud notification contacts for each department are listed below:

                     ----------------------------- -----------------------------
                     Department                    Contact
                     ----------------------------- -----------------------------
                     Credit                        [*]
                     ----------------------------- -----------------------------
                     Customer Service              [*]
                     ----------------------------- -----------------------------
                     Operations                    [*]
                     ----------------------------- -----------------------------
                     Security                      [*]
                     ----------------------------- -----------------------------

        ------------------------------------------------------------------------

                                   Exhibit C


-----------------------
-----------------------
-----------------------


Dear _________________:

You've been approved for a new or used vehicle Installment Loan up to a
_________________.

Financing is available for _________________.

You're eligible for special Internet-user interest rates of _________________.

We provide the following items to assist in your purchase:

     1. Loan Check Draft - Works like your own personal check, simply fill in amount up to the approved limit and present to dealer as payment.

     2. [*]Car Loan Agreements - select the appropriate one and carefully review the terms. Agreements are completed as if you were to use the entire approved amount.

     3. Loan Worksheet - Since you are likely to use only a portion of your approved amount, please visit http: //www.CarFinance .com/_________________to view what your exact borrowing costs and monthly payments would be at various loan amounts and for virtually any car or truck.

Please bring _________________. If you have any questions, please do not hesitate to e-mail us at fininfo@carfinance,com or call us toll-free at 1-888-324-4964 Monday - Friday 8:30 am -11pm, Saturday - Sunday 10am - 6pm ET.

If, for any reason, the dealer is reluctant to accept Check Drafts or is hesitant to release your car until the Draft clears, please call 1-888-871-6372. CarFinance.com will make direct payment to the dealer in these rare occasions (same day if possible).

Sincerely,
CarFinance.com -  a subsidiary of NationsBank

                                    Exhibit D

                       Bank's Standard Accounting Formats

                                                         [*]

                                    Exhibit E

                       Proposed EVRI Loan Pricing Schedule


                                      DRAFT


Methodology
-----------

EVRI will be compensated for Loans it originates for Bank based on the difference between the stated interest rate on the Loan and the Bank's Buy Rate for that Loan.

Buy Rate Calculation
--------------------

The Buy Rate will [*] determined from time to time in accordance with Section 1.19, less the Applicable Subsidy set forth in Section 1.18 of the Agreement.
--------------------------------------------------------------------------------


[*]


--------------------------------------------------------------------------------

Applicable Subsidy and Adjustments to Applicable Subsidy
--------------------------------------------------------

The Applicable Subsidy may be adjusted commencing March 1, 2000, and each month thereafter, in the event EVRI has not been able to place Loan with lenders other than the Bank at least the minimum multi-lender requirement percentage of its prime lending volume, measured by principal balances outstanding on the last day of the month preceding such measurement, all as shown in the following chart. The Applicable Subsidy may be further adjusted commencing June 1, 2000, with respect to loans originated in states where EVRI has been unable to obtain the license necessary to originate loans, all as shown in the following chart:

--------------- ------------ ------------- ------------------------------------
                 Applicable    No License    Multi-Lender      Multi-Lender
                 Subsidy       Deduction     Requirement        Deduction
------------- -------------- ------------- ----------------- ------------------
0-3 months         [*]
------------- -------------- -------------  -----------------   ----------------
4-6 months         [*]
------------- -------------- -------------  -----------------   ----------------
7-9 months         [*]                        [*]                 [*]
------------- -------------- -------------  -----------------   ----------------
10-12 months       [*]          [*]           [*]                 [*]
------------- -------------- -------------  ------------------  ----------------
13-15 months       [*]          [*]           [*]                 [*]
------------- -------------- -------------  ------------------  ----------------
16-18 months       [*]          [*]           [*]                 [*]
------------- --------------- ------------  ----------------   -----------------

Effective Date of Buy Rate
--------------------------

The Buy Rate will be based on the date of the initial approval for the Loan.

Minimum Rate
------------

Buy Rate established for that Loan.

Maximum Rate
------------

[*] above the Buy Rate.

[*]